UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 7, 2006
Date of Report (Date of earliest event reported)
Teknik Digital Arts, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51253	68 053 9517

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2800 — 314, Carefree, Arizona	85377

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (480) 443-1488
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On August 1, 2006, Teknik Digital Arts, Inc. and Powergrid Fitness, Inc. signed a definitive agreement to create a Joint Venture and Limited Liability Company which will exclusively develop, manufacture, and market physically interactive video game controllers, software, and leagues using the Powergrid Fitness patented isometric-based controller technology, known as the Exerstation™.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits.
     The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Teknik-Powergrid Joint Venture Agreement

10.2	Teknik-Powergrid Joint Venture License Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKNIK DIGITAL ARTS, INC.
Date: August 7, 2006	By:	/s/ John R. Ward
		Name:	John R. Ward
		Title:	Chief Executive Officer